                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                               ________________



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 15, 2001.
                                                        ---------------


                               OMI Trust 2000-C
                               -----------------
              (Exact name of registrant as specified in charter)


    Nevada                             333-72621-05                   56-2218128
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 (State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)                File Number)            Identification No.)

    c/o Wells Fargo Bank Minnesota, N.A.
    Attention:  Lawrence Rossiter
    Sixth Street & Marquette Ave
    MAC N 9311-161
    Minneapolis, Minnesota                                                 55479
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    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code (612) 667-3529
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________________________________________________________________________________
        (Former name or former address, if changed since last report.)

                               OMI Trust 2000-C

                                   Form 8-K


Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

     OMI Trust 2000-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2000-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 15, 2001. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibits

          20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 15, 2001.

Item 8.   Change in Fiscal Year.

          Not Applicable.

                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         OMI TRUST 2000-C, Registrant



                         By:  Oakwood Acceptance Corporation,
                              as servicer
August 23, 2001

                              Douglas R. Muir
                              Vice President